Annual Shareholders' Meeting

April 18, 2011

Forward-looking Statements

This presentation presents management's discussion and analysis of the financial condition and results of operations for Park National Corporation (Park). This discussion should be considered in conjunction with the consolidated financial statements and related notes and the 5-year summary of selected financial data presented in Park's 2010 Annual Report. Management's discussion and analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to sell OREO properties at prices as favorable as anticipated; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; the effects of the Gulf of Mexico oil spill; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2010. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

PARK NATIONAL CORPORATION


Kentucky
Alabama
Florida
Mobile
Baldwin
Century National Bank
Fairfield National Bank
Farmers Bank
First-Knox National Bank
Park National Bank
Park National Bank
Southwest Ohio & Northern Kentucky
Richland Bank
Second National Bank
Security National Bank
United Bank
Unity National Bank
Scope Aircraft Finance
Guardian Finance Company
Vision Bank Alabama
Vision Bank Florida

- **13 Community Banks** (2 charters)
- **2 Specialty Finance Companies**
- **29 Ohio, 5 Florida, 1 Alabama & 1 Kentucky counties**
- **149 Financial Service Centers**
- **1,948 FTEs** (as of 3/31/2011)

PARK NATIONAL CORPORATION
Relative Size of Operating Units (Loans & Deposits)
December 31, 2010



PARK NATIONAL CORPORATION
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Amount (in thousands)
PND
SEC
FKNB
CNB
RTC
FNB
SNB
PSW
UBB
Unity
F&S
VBA
VBF
Scope
GFC
Bank Division
Loans
Deposits

Source: Company Filings
Financials as of 12/31/2010

PARK NATIONAL CORPORATION
Statement of Condition

(in millions)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investment securities	$ 2,046	$ 2,040	$ 1,864
Loans	4,751	4,733	4,640
Allowance for loan losses	(127)	(121)	(117)
Other assets	668	646	653
Total assets	$ 7,338	$ 7,298	$ 7,040
Non-interest bearing deposits	$ 955	$ 938	$ 897
Interest bearing deposits	4,360	4,157	4,291
Total deposits	5,315	5,095	5,188
Total borrowings	1,179	1,376	1,054
Other liabilities	99	81	81
Stockholders' equity	745	746	717
Total liabilities & stockholders' equity	$ 7,338	$ 7,298	$ 7,040

Source: Company Filings

Earning Assets Composition

- Limited exposure to high risk asset classes
  - Subprime ($86.9 million exposure) – Guardian Finance Company ($43.7 million) and Structured Warehouse Finance ($43.2 million)
  - Alt-A loans / Option Arms ($0 exposure)
  - Nationally syndicated loans ($0 exposure)
  - GSE Preferred, CDO / TRuP ($0 exposure)
  - Foreign debt ($0 exposure)

Average Earning Assets by Type


Securities
28%
Loans
72%

Source: Company Filings as of December 31, 2010

Loans by Type

- Commercial lending focus on small, closely-held businesses within our markets
- Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades
- Steady growth across all loan categories
  - No unfavorable mix or shift



CRE non-owner occupied
10.9%
Residential RE - ARM's
32.1%
CRE owner occupied
13.1%
Commercial & Industrial
15.6%
Farmland
1.9%
Consumer
14.1%
Residential RE
15-yr fixed 3.7%
RE construction *
8.6%

Total loan portfolio ($M): $4,733

* Real estate construction includes Vision Bank commercial land and development loans, which totaled $171.0 million, or 42% of total real estate construction loans, at December 31, 2010.

Source: Company Filings as of December 31, 2010

Asset and Loan Portfolio Comparison



Total Assets
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Dec. 31, 2007
Dec. 31, 2008
Dec. 31, 2009
Dec. 31, 2010
Vision
PRK, excluding Vision

At December 31, 2010, Vision Bank assets represented approximately 11.1% of the total consolidated assets of Park National Corporation ($808 million of $7.3 billion).

At December 31, 2010, Vision Bank loans represented approximately 13.5% of the total consolidated loans of Park National Corporation ($641 million of $4.7 billion).



Total Loans
5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Dec. 31, 2007
Dec. 31, 2008
Dec. 31, 2009
Dec. 31, 2010
Vision
PRK, excluding Vision

Source: Company Filings

Investment Portfolio

- As of December 31, 2010, the fair value of our investment portfolio totaled approximately $2.0 billion
  - $1.30 billion available-for-sale
  - $0.69 billion held-to-maturity

Investment Portfolio Composition



Municipals
Agencies 13.9%
0.7
Equity Securities
0.1
Agency Mortgage-Backed Securities (MBS)
85.3

Conservative Portfolio

- Net unrealized gain position of $35.8 million as of December 31, 2010
- No Private Label MBS
- No Single-Issuer or Pooled Trust Preferreds
- Portfolio yield
  - 2010 4.47%
  - 2009 4.94%
  - 2008 5.04%

Source: Company Filings

Funding Composition

- 80% core deposits contribute to a stable funding base

Funding Mix (as of 12/31/10)


Other 1%
Borrowings 20%
Deposits 79%

Total funding ($M): $6,471

Note: Borrowings consists of short-term borrowings, long-term borrowings and repurchase agreements. Other consists of subordinated debt and notes and trust preferred securities.

Deposit Composition (as of 12/31/10)


Savings 17.6%
Time Deposits 38.7%
Transaction Accounts 25.2%
Demand Deposits 18.4%

Total deposit portfolio ($M): $5,095

Source: Company Filings

Federal Funds Rate Adjustments Since December 31, 2007



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.25%
3.50%
3.00%
2.25%
2.00%
2.00%
2.00%
2.00%
1.50%
1.00%
0.25%
0.25%
0.25%
0.25%
Dec 31 07
Jan 22 08
Jan 30 08
Mar 18 08
Apr 30 08
Jun 25 08
Aug 05 08
Sep 16 08
Oct 08 08
Oct 29 08
Dec 16 08
Throughout 2009
Throughout 2010
Apr 18 11
Rate

Source: Federal Reserve

Park National Corporation – Income Statement

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net interest income	$ 69,313	$ 274,044	$ 273,491
Provision for loan losses	13,500	64,902	68,821
Net interest income after provision	55,813	209,142	204,670
Non interest income	13,171	65,632	73,850
Gain on sale of securities	6,635	11,864	7,340
Non interest expense	46,346	187,107	188,725
Income before income taxes	29,273	99,531	97,135
Income taxes	7,895	25,314	22,943
Net income	21,378	74,217	74,192

Source: Company Filings

Vision Bank – Income Statement

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net interest income	$ 6,755	$ 27,867	$ 25,634
Provision for loan losses	8,000	39,229	44,430
Net interest income after provision	(1,245)	(11,362)	(18,796)
OREO devaluations	(4,394)	(8,743)	(6,138)
Other non-interest income	1,217	5,336	4,091
Gain on sale of securities	-	-	-
Non-interest income	(3,177)	(3,407)	(2,047)
Salaries and employee benefits	3,077	12,655	12,617
Professional fees and services	1,484	6,388	2,375
Other non-interest expense	2,864	12,580	13,099
Non-interest expense	7,425	31,623	28,091
Loss before income taxes	(11,847)	(46,392)	(48,934)
Income tax benefit	(4,183)	(17,095)	(18,824)
Net loss	(7,664)	(29,297)	(30,110)

Source: Company Filings

Park National Corporation, **excluding Vision**
Income Statement

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net interest income	$ 62,558	$ 246,177	$ 247,857
Provision for loan losses	5,500	25,673	24,391
Net interest income after provision	57,058	220,504	223,466
Non interest income	16,348	69,039	75,897
Gain on sale of securities	6,635	11,864	7,340
Non interest expense	38,921	155,484	160,634
Income before income taxes	41,120	145,923	146,069
Income taxes	12,078	42,409	41,767
Net income	29,042	103,514	104,302

Source: Company Filings

The Park National Bank – The bank of choice

Headquarter Counties – Deposits (in thousands)

Bank Division	Year joined Park	Hdqtr. Co. deposits	Total county Deposits	Park % of market share	Rank in market
Park National	1908	$ 1,162,031	$ 2,053,691	56.6%	1
Fairfield National	1985	362,638	1,687,570	21.5%	1
Richland Bank	1987	453,402	1,652,048	27.4%	1
Century National	1990	378,133	1,162,405	32.5%	1
First-Knox National	1997	352,823	678,859	52.0%	1
Second National	2000	227,626	961,018	23.7%	2
Security National	2001	408,308	1,472,670	27.7%	1
Seven largest OH divisions		$ 3,344,961	$ 9,668,261	34.6%	
Other OH divisions – headquarter counties		485,777	4,371,372	11.1%	
Total OH divisions – headquarter counties		$ 3,830,738	$ 14,039,633	27.3%	

Remaining Ohio bank deposits	$ 816,702
Total Ohio bank deposits	$ 4,647,440

Source: FDIC, June 30, 2010

Customer Service Leads to Core Profitability

Unique branding strategy makes PRK Affiliates the local bank of choice

- Local decision making
- Local community focused
- Dominant market share

Yield on Earning Assets %

PRK	Peer median
5.36	4.77

+59 bps

Cost of Funds %

PRK	Peer median
1.35	1.34

< +1 bps >

- Sector leading margin

Net Interest Margin %

PRK	Peer median
4.26	3.69

+57 bps

- Historically superior profitability continues

ROAA %

PRK	Peer median
0.97	0.29

+68 bps

ROAE %

PRK	Peer median
10.53	1.59

+894 bps

Efficiency Ratio %

PRK	Peer median
54.75	66.79

-1,204 bps

Source: BHC Performance Report and Company Filings as of December 31, 2010. Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion.

Results Count

ROA and ROE History – PRK and PRK, excluding Vision

	Park ROAA	Park ROAA, excluding Vision	Peer median ROAA	Park ROAE*	Park ROAE, excluding Vision **	Peer median ROAE
2010	0.97%	1.58%	0.29%	10.53%	18.27%	1.59%
2009	0.97%	1.61%	-0.16%	11.81%	20.80%	-2.22%
2008	1.02% ***	1.63%	-0.04%	12.12% ***	21.57%	-1.80%
2007	1.24% ***	1.52%	0.87%	12.40% ***	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
2003	1.81%	1.81%	1.15%	16.69%	16.69%	13.53%
2002	1.93%	1.93%	1.21%	17.56%	17.56%	14.46%
2001	1.84%	1.84%	1.15%	17.33%	17.33%	13.39%
2000	1.65%	1.65%	1.15%	16.55%	16.55%	14.97%

* Calculated using average common equity for Park National Corporation.

** Calculated using average common equity for Park National Corporation, excluding Vision Bank.

*** Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%, respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.

Source: BHC Performance Report and Company Filings (BHCPR information for 2010)
Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

Park Earnings History

	Diluted EPS		Dividends Per Share	Period End Stock Price	Common Book Value Per Share	Tangible Common Book Value Per Share
1Q 2011	$ 1.29		$ 0.94	$ 66.82	$ 42.06	$ 37.02
2010	4.51		3.76	72.67	42.12	37.03
2009	4.82		3.76	58.88	41.71	36.22
2008	4.91	*	3.77	71.75	39.15	33.02
2007	5.40	*	3.73	64.50	41.54	31.18
2006	6.74		3.69	99.00	40.98	35.37
2005	6.64		3.62	102.64	39.63	34.72
2004	6.32		3.41	135.50	39.28	36.43
2003	5.97		3.21	113.15	37.57	36.67
2002	5.86		2.96	98.80	35.17	34.06
2001	5.31		2.75	92.75	32.00	30.54

* Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively.

Source: Company Filings

PARK NATIONAL CORPORATION

Park comparison to peers

	Price to Book %	Price to Tangible Book %	Price to Earnings	Dividend Yield	Peer Group Price to Book %	Peer Group Price to Tangible Book %	Peer Group Price to Earnings	Peer Group Dividend Yield
1Q 2011	159%	180%	15.25 *	5.7 **	N/A	N/A	N/A	N/A
2010	173%	196%	16.11	5.2	127%	155%	17.83	2.1
2009	141%	163%	12.22	6.4	105%	140%	16.94	2.5
2008	183%	217%	14.61	5.3	135%	211%	15.67	2.9
2007	155%	207%	11.94	5.8	138%	206%	13.16	3.3
2006	242%	280%	14.69	3.8	206%	291%	17.12	2.3
2005	259%	296%	15.46	3.6	204%	268%	15.47	2.3
2004	345%	372%	21.44	2.7	238%	307%	18.06	2.1
2003	301%	309%	18.95	3.1	219%	283%	16.94	2.1
2002	281%	290%	16.86	3.4	194%	229%	13.86	2.4
2001	290%	304%	17.47	3.3	181%	223%	14.09	2.6

* Annualized earnings through March 31, 2011 have been utilized in this calculation. This calculation assumes no additional investment securities gains for the remainder of 2011.

** Annualized based on dividends and stock price through March 31, 2011.

Source: Company Filings and Sandler O'Neill pull from SNL of $3 to $10 billion bank holding companies

Total Return Performance

Park National Corporation


Total Return Performance
Index Value
160
140
120
100
80
60
40
20
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
Park National Corporation
NYSE Amex Composite
NASDAQ Bank
SNL Bank and Thrift Inde

The total return stock performance graph depicts the yearly percentage change in Park's cumulative total shareholder return over the latest 5-year fiscal periods. Calculations include the reinvestment of dividends and are indexed to the base year's measurement point (closing price on last trading day before the beginning of the registrant's fifth preceding fiscal year).

Analysis of Total Return

PRK, various indices and other Ohio bank holding companies


15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
3 Year
10 Year
20 Year
N/A
N/A
PRK
Dow Jones
S&P 500
Nasdaq Bank
Russell 2000
Huntington
Fifth Third
KeyCorp

Source: Bloomberg, for the period ended March 31, 2011

PRK – Allowance for loan and lease losses (ALLL) and new nonaccrual loans

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Total ALLL	$126,859	$121,397	$116,717
Specific Reserves	47,287	43,459	36,721
General Reserves	$79,572	$77,938	$79,996
Total loans	$4,750,975	$4,732,685	$4,640,432
Impaired commercial loans	238,959	250,933	201,143
Non-impaired loans	$4,512,016	$4,481,752	$4,439,289
Total ALLL to total loan ratio	2.67%	2.57%	2.52%
General reserves as a % of non-impaired loans	1.76%	1.74%	1.80%
Ratio of net loan charge-offs to average loans	0.69% *	1.30%	1.14%

	March 31, 2011	2010	2009
New nonaccrual loans	$ 14,668	$ 175,175	$ 184,181

* Annualized for quarterly periods.

Source: Company Filings

Park National Corporation
Non-performing assets

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Non-accrual loans	$278,819	$289,268	$233,544
Renegotiated loans	260	-	142
Loans past due 90 days or more (still accruing)	2,228	3,590	14,773
Total nonperforming loans	$281,307	$292,858	$248,459
Other real estate owned (OREO)	47,133	44,325	41,240
Total nonperforming assets	$328,440	$337,183	$289,699
Percentage of nonperforming loans to loans (PRK)	5.92%	6.19%	5.35%
Percentage of nonperforming assets to loans + OREO (PRK)	6.85%	7.06%	6.19%
Texas Ratio (PRK)	47.13%	48.76%	44.18%

Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

Peer Group Information	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Percentage of nonperforming loans to loans (Peer Group)	N/A	3.99%	4.20%
Percentage of nonperforming assets to loans + OREO (Peer Group)	N/A	5.58%	5.38%

Source: BHC Performance Report and Company Filings

Vision Bank
Non-performing assets

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Non-accrual loans	$163,343	$171,453	$148,347
Renegotiated loans	-	-	-
Loans past due 90 days or more (still accruing)	-	364	11,277
Total nonperforming loans	$163,343	$171,817	$159,624
Other real estate owned (OREO)	24,341	35,940	35,203
Total nonperforming assets	$187,684	$207,757	$194,827
Percentage of nonperforming loans to loans (Vision)	26.06%	26.82%	23.58%
Percentage of nonperforming assets to loans + OREO (Vision)	28.83%	30.35%	27.35%
Texas Ratio (Vision)	107.7%	123.51%	137.82%

Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

PRK Peer Group Information	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Percentage of nonperforming loans to loans (PRK Peer Group)	N/A	3.99%	4.20%
Percentage of nonperforming assets to loans + OREO (PRK Peer Group)	N/A	5.58%	5.38%

Source: BHC Performance Report and Company Filings

PARK NATIONAL CORPORATION

Park National Corporation, **excluding Vision**
Non-performing assets

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Non-accrual loans	$115,476*	$117,815*	$85,197*
Renegotiated loans	260	-	142
Loans past due 90 days or more (still accruing)	2,228	3,226	3,496
Total nonperforming loans	$117,964	$121,041	$88,835
Other real estate owned – Park National Bank	9,788	8,385	6,037
Other real estate owned – Parent Company LLC	13,004	-	-
Total nonperforming assets	$140,756	$129,426	$94,872
Percentage of nonperforming loans to loans (PRK, excluding Vision)	2.86%	2.96%	2.24%
Percentage of nonperforming assets to loans + OREO (PRK, excl. Vision)	3.39%	3.16%	2.39%
Texas Ratio (PRK, excluding Vision)	26.93%	24.73%	18.45%
Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.			
PRK Peer Group Information			
Percentage of nonperforming loans to loans (PRK Peer Group)	N/A	3.99%	4.20%
Percentage of nonperforming assets to loans + OREO (PRK Peer Group)	N/A	5.58%	5.38%

* Includes Park National Bank loan participations with Vision Bank of $32.8 million, $33.6 million and $8.6 million at March 31, 2011, December 31, 2010, and 2009, respectively.

Source: BHC Performance Report and Company Filings as of December 31, 2010

Historical Review of Vision Bank Commercial Land & Development (CL&D) Loans

PARK NATIONAL CORPORATION

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CL&D loans, period end	$ 161,140	$ 170,989	$ 218,263
Performing CL&D loans, period end	79,080	84,498	132,380
Impaired CL&D loans, period end	$ 82,060	$ 86,491	$ 85,883
Specific reserve on impaired CL&D loans	$ 25,543	$ 23,585	$ 21,802
Cumulative charge-offs on impaired CL&D loans	30,538	28,652	24,931
Specific reserve plus cumulative charge-offs	$ 56,517	$ 52,237	$ 46,733
Specific reserve plus cumulative charge-offs as a percentage of impaired CL&D loans plus cumulative charge-offs	50%	45%	42%

Source: Company Filings

PARK NATIONAL CORPORATION

Review of Park's Commercial Loan Portfolio, excluding Vision Bank CL&D loans

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Commercial Loans, excluding Vision CL&D loans, period end	$ 2,637,541	$ 2,622,982	$ 2,570,834
Performing commercial loans, period end	2,480,642	2,458,540	2,455,250
Impaired commercial loans, period end	$ 156,899	$ 164,442	$ 115,584
Specific reserve on impaired commercial loans	$ 21,744	$ 19,873	$ 15,015
Cumulative prior charge-offs on impaired commercial loans	24,858	24,949	18,471
Specific reserve plus cumulative charge-offs	$ 46,602	$ 44,822	$ 33,486
Specific reserve plus cumulative charge-offs as a percentage of impaired commercial loans plus cumulative charge-offs	26%	24%	25%

Source: Company Filings

Vision Bank

Nonperforming Asset Portfolio Strategy

- As of December 31, 2010, Vision's CL&D loan portfolio was $171.0 million, down from a post-acquisition high of $308.5 million at June 30, 2007, a decline of 44.5%.
- Performing CL&D loans were $84.5 million at December 31, 2010, down from a post-acquisition high of $305.3 million at June 30, 2007, a decline of 72.2%.
- In April 2009, management hired a third-party specialist to assist in the resolution of impaired loans at Vision Bank. This third-party specialist is helping management maximize the value realized on the impaired loan portfolio at Vision Bank.
- Former PNB-Ohio associates Brett Baumeister, Frank Wagner, Scott Robertson and Bryan Campolo have transferred to Vision Bank to help implement our strategy and provide additional leadership.

Capital Ratios

($ in thousands)	Leverage Ratio	Tier I Risk-Based Capital	Risk-Based Capital
	Capital Ratios @ December 31, 2010		
Park National Corporation	9.77%	13.52%	15.98%
Park National Bank	6.68%	9.43%	11.38%
Vision Bank	14.05%	18.22%	19.55%
Regulatory minimum capital ratio	4.00%	4.00%	8.00%
Regulatory well capitalized ratio	5.00%	6.00%	10.00%
PRK exceeds the well capitalized ratio by	$ 331,226	$ 377,313	$ 300,336
TARP capital	$ 100,000	$ 100,000	$ 100,000
PRK capital ratios, excluding TARP capital	8.31%	11.50%	13.97%

Definitions
Leverage ratio = Tier 1 capital / Average total consolidated assets
Tier I risk-based capital ratio = Tier 1 capital / Risk-adjusted assets
Risk-based capital ratio = Total capital (Tier 1 and Tier 2) / Risk-adjusted assets

Source: Company Filings

2010 PRK Agenda

A. Maintain dividend at current level

B. Improve loan quality; reduce troubled assets

C. Increase net income

D. Promote intensified customer focus and shared cultural values

E. Continue process and technology improvement initiatives

F. Capital funding alternatives (TARP/CPP)

2010 PRK Results

A. Maintained dividend at 2009 level; $3.76 per common share.

B. Asset quality continued to decline in 2010 as the economy slowly recovers from the "great recession" and the Deepwater Horizon oil spill in the Gulf of Mexico put additional strains on our Vision Bank subsidiary.

C. Maintained net income levels consistent with 2009, at $74.2 million.

D. Initiated "Service Excellence" program; implementation underway.

E. Continued implementation of our technology strategic plan.

F. Raised $33.5 million in common equity, net of expenses, through the issuance of common stock, at market prices. Common shares were sold, net of all expenses, at a weighted average price of $65.79, or approximately 1.6 times the December 31, 2009 common book value per share of $41.71.

2011 PRK Agenda

A. Maintain dividend at current level

B. Increase net income

C. Improve loan quality; reduce troubled assets

D. Complete implementation of “Service Excellence” initiative

E. Continue process and technology improvement initiatives

F. Capital funding alternatives (TARP/CPP)

G. M & A analysis; branch office review

PRK Strategic Plan

Mission Statement:

"…to maximize long-term return to our shareholders…"

First Declaration:

To act at all times with integrity and with concern for the well-being of our customers, our community, and all of us who work here.

PRK Business Unit FTEs – March 31, 2011

	Number of FTEs
Park National Bank	562
Fairfield National Bank	121
Richland Bank	127
Century National Bank	192
First-Knox National Bank	188
Farmers & Savings Bank	34
United Bank	60
Second National Bank	95
Security National Bank	187
Unity National Bank	51
Park National Bank, SW OH & N KY	90
Vision Bank Alabama	107
Vision Bank Florida	93
Scope Aircraft Finance	5
Guardian Finance Company	36
Total, Park National Corporation	1,948

PRK Charitable Distributions – 2010 *

	Distributions
Park National Bank	$ 594,922
Fairfield National Bank	145,901
Richland Bank	194,987
Century National Bank	203,341
First-Knox National Bank	266,910
Farmers & Savings Bank	34,400
United Bank	51,052
Second National Bank	136,588
Security National Bank	197,675
Unity National Bank	107,689
Park National Bank, SW OH & N KY	60,161
Vision Bank	142,864
Guardian Finance Company	1,854
Total, Park National Corporation	$ 2,138,344

* Includes distributions from the PRK Foundation of $1.2 million and other community support from each PRK business unit.

PARAMETER_TEXT

Annual Shareholders' Meeting

April 18, 2011